UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐     Soliciting Material under § 240.14a-12

Vector Group Ltd.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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Your **Vote** Counts!

VECTOR GROUP LTD.

2023 Annual Meeting

Vote by July 25, 2023

11:59 PM ET

GENERAL BROKER

Hestone, Inc
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

30#

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

FLASHID-JOB#

You invested in VECTOR GROUP LTD. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 26, 2023.**

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 12, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

July 26, 2023

10:00 AM EDT

Virtually via the Internet at:
https://web.lumiagm.com/254176245

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

VECTOR GROUP LTD.
2023 Annual Meeting
Vote by July 25, 2023
11:59 PM ET

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:**	
1A	Bennett S. LeBow	For
1B	Howard M. Lorber	For
1C	Richard J. Lampen	For
1D	Henry C. Beinstein	For
1E	Ronald J. Bernstein	For
1F	Paul V. Carlucci	For
1G	Jean E. Sharpe	For
1H	Barry Watkins	For
1I	Wilson L. White	For
2	Advisory vote on executive compensation (the "say on pay vote").	For
3	Approval of ratification of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2023.	For
4	Advisory vote on the frequency of say on pay vote.	1 Year
5	Approval of the Company's 2023 Management Incentive Plan.	For
6	Advisory vote on a stockholder proposal requesting the Company to amend its governing documents to require the Chairman of the Board of Directors to be an independent director.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#